Exhibit 10.2

Termination Agreement

This TERMINATION AGREEMENT (this “Agreement”) is effective as of the 27th day of June 2018, by and among RAIT Financial Trust, a real estate investment trust formed and existing under the laws of the State of Maryland (“RAIT”), RAIT Partnership, L.P., a limited partnership formed and existing under the laws of the State of Delaware (“RAIT Partnership”), Taberna Realty Finance Trust, a real estate investment trust formed and existing under the laws of the State of Maryland (“Taberna”), and RAIT Asset Holdings IV, LLC, a limited liability company formed and existing under the laws of the State of Delaware (“NewSub” and, together with RAIT, RAIT Partnership and Taberna, collectively, the “RAIT Parties”), and ARS VI Investor I, LP, a limited partnership formed and existing under the laws of the State of Delaware, formerly known as ARS VI Investor I, LLC (“Investor”).  Each of the RAIT Parties and Investor is sometimes referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, reference is made to that certain Securities Purchase Agreement, dated as of October 1, 2012 by and among the RAIT Parties and Investor, as amended by the Amendment thereto dated September 30, 2015 (as amended, the “Securities Purchase Agreement”) and (ii) the Related Documents (as defined in the Securities Purchase Agreement);

WHEREAS, the RAIT Parties and Investor are party to that certain Consent and Acknowledgement Dated as of June 12, 2018 re Extension Agreement Dated as of March 12, 2018 (the “Consent and Acknowledgement”), modifying that certain Extension Agreement, dated as of March 12, 2018, as amended by the letter agreement dated June 8, 2018 (collectively, the “Extension Agreement”), pursuant to which the RAIT Parties and Investor agreed to consummate a series of transactions, including with respect to (i) the Securities Purchase Agreement, (ii) the Related Documents, (iii) the Series D Preferred Shares and (iv) the Subsidiary Preferred Units (collectively, with the Series E Preferred Shares, the “Prior Agreements” and, together with the Consent and Acknowledgement and the Extension Agreement, the “Existing Agreements”);

WHEREAS, in furtherance of the transactions contemplated by the Consent and Acknowledgement and the Extension Agreement (the “Transactions”), the RAIT Parties and Investor desire to terminate their respective rights and obligations under the Prior Agreements; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, upon the terms and subject to the conditions contained herein, hereby agree as follows:

1.

Acknowledgement of Transactions. Investor hereby acknowledges (a) payment to the Investor of all amounts to which it is entitled pursuant to the Extension Agreement, as modified by the Consent and Acknowledgment, including, without limitation, under Sections 1.b.) iv. and 1.b.) v. thereof, and (b) the consummation of the transactions contemplated by the Redemption and Exchange Agreement, dated as of the date hereof (the “Redemption and Exchange

Agreement”), by and among RAIT, NewSub and the Investor, each of which was a condition precedent to the effectiveness of this Agreement.
2.

Termination of Prior Agreements. Effective as of the date hereof, (a) each of the Prior Agreements is hereby terminated in full, and none of the Parties will have any rights or obligations thereunder; and (b) the Parties hereby irrevocably and unconditionally waive and relinquish their rights under each Prior Agreement, provided, however, that RAIT Partnership’s interest in the LLC Agreement shall remain in full force and effect.  For the avoidance of doubt, nothing in this Section 2 shall be deemed to terminate any confidentiality obligations of Investor in favor of any of the RAIT Parties contained in the confidentiality agreements dated as of January 19, 2018 and February 22, 2018, which shall survive in accordance with their respective terms.

3.

Notice Requirements. The Parties acknowledge and agree that all advance notice requirements, if any, under any Prior Agreement have been satisfied or otherwise waived by the Parties as of the date hereof.

4.Release by RAIT Parties.  Effective as of the date hereof, the RAIT Parties, for themselves and their past, present and future Affiliates and their and such Affiliates’ respective past, present and future officers, directors, employees, members, partners, equityholders, managers, agents, heirs, executors, legal and other representatives, predecessors, successors and assigns, and any and all other persons claiming rights through the RAIT Parties (the RAIT Parties and such other persons, collectively, the “RAIT Releasing Parties” and, each, a “RAIT Releasing Party”) hereby forever fully and irrevocably release and discharge Investor and each of its predecessors, successors, direct or indirect subsidiaries and past and present equityholders (direct and indirect), members, managers, directors, officers, employees, agents, representatives and Affiliates (collectively, the “Investor Released Parties”) from any and all claims, rights, demands, offsets, causes of action, losses, damages, actions, suits, proceedings, controversies, disputes, agreements, obligations, liabilities, duties, remedies, accounts, sums of money, indebtedness, expenses (including, without limitation, attorneys’ fees and costs), covenants, contracts, agreements and indemnities (hereinafter collectively referred to as “Claims”), of any and every kind and description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, whether or not well founded in fact or in law, and whether arising at law or equity, in each case which any and/or all of the RAIT Releasing Parties ever had, now have or hereafter can, shall or may have under or otherwise in connection with the Existing Agreements, and hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any proceeding of any kind against any Investor Released Party based upon any such Claim; provided that nothing set forth herein shall impair or otherwise affect in any way the rights of the RAIT Parties under this Agreement, the Extension Agreement, as modified by the Consent and Acknowledgement, or the Redemption and Exchange Agreement.

5.Release by Investor. Effective as of the date hereof, Investor, for itself and its past, present and future Affiliates and its and such Affiliates’ respective past, present and future officers, directors, employees, members, partners, equityholders, managers, agents, heirs, executors, legal and other representatives, predecessors, successors and assigns, and any and all other persons claiming rights through Investor (Investor and such other persons, collectively, the “Investor Releasing Parties” and, each, an “Investor Releasing Party”) hereby forever fully and irrevocably release and discharge the RAIT Parties and each of their respective predecessors, successors, direct or indirect subsidiaries and past and present equityholders (direct and indirect), members, managers, directors, officers, employees, agents, representatives and Affiliates (collectively, the “RAIT Released Parties”) from any and all Claims, of any and every kind and description, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, whether or not well founded in fact or in law, and whether arising at law or equity, in each case which any and/or all of the Investor Releasing Parties ever had, now have or hereafter can, shall or may have under or otherwise in connection with the Existing Agreements, and hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any proceeding of any kind against any RAIT Released Party based upon any such Claim; provided that nothing set forth herein shall impair or otherwise affect in any way (i) the rights of the Investor under this Agreement, the Extension Agreement, as modified by the Consent and Acknowledgment, including, without limitation, the right of the Investor to the payment of all amounts to which it is entitled pursuant to the terms thereof, and the Redemption and Exchange Agreement, (ii) the rights of the Investor in respect of the New Shares issued to the Investor pursuant to the terms of (and as defined in) the Redemption and Exchange Agreement, or (iii) the rights of the Investor Board Designee under the Trustee Indemnification Agreement between RAIT and the Investor Board Designee, as well as any other rights of the Investor Board Designee to indemnification, exculpation and advancement of expenses now existing in favor of the Investor Board Designee under RAIT’s Organizational Documents, in each case, with respect to any matters occurring on or prior to the date hereof.

6.

Consideration.  The Parties each acknowledge and agree that the amounts and benefits received by the respective Parties pursuant to the Transactions are independent and adequate consideration for entering into this Agreement, and for waiving and releasing the Claims as set forth in Section 4 and Section 5.

7.

Non-Disparagement.  Effective as of the date hereof, until the third anniversary of the date of this Agreement, (a) Investor shall not, and shall cause its Affiliates not to, make any oral or written statement that disparages or places any of the RAIT Parties or any of their respective Affiliates in a false or negative light and (b) the RAIT Parties shall not, and shall cause their respective Affiliates not to, make any oral or written statement that disparages or places Investor or any of its Affiliates in a false or negative light.  Nothing in this Section 7 shall limit any Party’s ability to make true and accurate statements or communications in connection with any disclosure such person reasonably believes is required pursuant to applicable Law.

8.	Miscellaneous.

a.The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

b.This Termination Agreement supersedes any other oral or written agreements between the Parties regarding the subject matter hereof.

c.This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. This Termination Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

d.This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

e.ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.  THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

f.EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (i) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (ii) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(f).

g.This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Termination Agreement as of the date first set forth above

RAIT FINANCIAL TRUST

By:	/s/ Jamie Reyle________________ Name: Jamie Reyle, Esq. Title: Interim CEO, Interim President & General Counsel

RAIT PARTNERSHIP, L.P.

By:	RAIT General, Inc., a Maryland corporation, its General Partner
By:	/s/ Jamie Reyle________________ Name: Jamie Reyle, Esq. Title: Interim CEO, Interim President & General Counsel

TABERNA REALTY FINANCE TRUST

By:	/s/ Jamie Reyle________________ Name: Jamie Reyle, Esq. Title: Interim CEO, Interim President & General Counsel

[Signature Page to Termination Agreement]

RAIT ASSET HOLDINGS IV, LLC,

By:	RAIT Partnership, L.P., a Delaware limited partnership,

its managing member

By:	RAIT General, Inc., a Maryland corporation, its General Partner
By:	/s/ Jamie Reyle________________ Name: Jamie Reyle, Esq. Title: Interim CEO, Interim President & General Counsel

[Signature Page to Termination Agreement]

INVESTOR:

ARS VI INVESTOR I, LP

By:  ARS VI Investor I GP,

        LLC, its General Partner

By:  Almanac Realty Securities VI,

        L.P., its Sole Member

By:  Almanac Realty Partners VI,

        LLC, its General Partner

By: _/s/ Matthew W. Kaplan_______________

Name: Matthew W. Kaplan Title: President

[Signature Page to Termination Agreement]